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                                                                  EXHIBIT (10)F.

                                  GENESCO INC.
                             INCENTIVE STOCK OPTION

                                     [date]

Pursuant to the terms and conditions of the Company's 1996 Stock Incentive Plan, as amended (the "Plan"), you have been granted a non-transferable incentive stock option (the "Option") to purchase [number of shares] of stock as outlined below:

                         Granted to:

                         Grant Date:

                    Options Granted:

             Option Price per Share:

                    Expiration Date:

                   Vesting Schedule:

By your signature below, you acknowledge that the Option is subject to all the terms and conditions of the Plan. You further acknowledge receipt of a copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan. Finally, you acknowledge and agree that the grant of the Option is not a guarantee of continued employment and that this document does not constitute a contract of employment or alter your status as an employee at will.

Signature:__________________________         Date:______________________________

NOTE: IF THERE ARE ANY DISCREPANCIES IN THE NAME OR ADDRESS SHOWN ABOVE, PLEASE
                 MAKE THE APPROPRIATE CORRECTIONS ON THIS FORM.